Exhibit 99.1 Nasdaq: DAWN Day One Biopharmaceuticals Targeted Therapies for People of All Ages nd 42 Annual J.P. Morgan Healthcare Conference January 2024 1

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect, ” “plan, ” anticipate, ” “believe, ” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, execution of the Phase 2 and Phase 3 clinical trials for tovorafenib and the Phase 1b/2 clinical trial for tovorafenib and pimasertib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials and to obtain regulatory approvals for tovorafenib and other candidates in development, the ability of tovorafenib to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, cybersecurity incidents, instability in the global banking system, government shutdowns, uncertainty with respect to the federal budget and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

3 Sawyer, age 7, lives with pLGG.

Cancer Therapies for People of All Ages Our Approach • Develop medicines for genomically-defined cancers • Establish first-in-class position through rapid registration pathways • Expand to adolescent and adult populations in parallel and pursue those opportunities with the same commitment we do for children IPO: 2021 Financial Position: Runway into 2026 Founded: 2018 Nasdaq: DAWN 4

FIREFLY-1: Relapsed or Progressive pLGG • NDA initiated in May 2023 • Clinical data presented in oral presentation at ASCO in June 2023 • FDA acceptance of NDA and priority review granted in October 2023 • Data published in Nature Medicine and oral presentation at SNO in November 2023 2023 Key • PDUFA target action date of April 30, 2024 Accomplishments FIREFLY-2: Frontline pLGG • Dosed the first patient in March 2023 Business Development • Research collaboration and license agreement for preclinical program targeting VRK1 in August 2023 Financials • $405.5 million in cash, cash equivalents and short-term investments as of September 30, 2023 • Cash runway into 2026 5

Priorities as we Expand into a Commercial-Stage Company Launch Tovorafenib Advance Portfolio Expand Pipeline • Secure the first FDA-approved • FIREFLY-2: Study tovorafenib as a • Grow Day One into a leading, targeted therapy for pLGG with frontline therapy for treatment- biopharmaceutical company that is BRAF fusions and point mutations naive patients with pLGG the partner of choice for oncology that have relapsed or progressed drug development • FIRELIGHT-1: Evaluate • Expand awareness amongst tovorafenib in combination with • Explore selective partnerships as a physicians and establish broad pimasertib in adolescent and source of capital and risk sharing coverage to enable patient access adult populations • Further invest in business • Following approval, establish • Advance early stage VRK1 development activities to expand our tovorafenib as the standard of program to clinical development multiple asset portfolio for both care for relapsed or progressive children and adults pLGG 6

Tovorafenib (DAY101) Type II RAF Inhibitor 7

Kids like Sawyer spend most of their childhood as patients rather than children 3 (1-9) 51% Median (range) number of lines Percentage of patients who 1 of prior systemic therapy had greater than or equal to 3 1 lines of prior systemic therapy 1 8 Sawyer, lives with pLGG. Figures come from FIREFLY-1 baseline patient characteristics with a June 5, 2023 data cutoff. Total patients enrolled in arm 1 of the FIREFLY-1 trial was 77.

# Pediatric Low-Grade Glioma (pLGG): The Most Common Type Of Brain Tumor In Children

## pLGGs are chronic and relentless, with patients suffering profound tumor and treatment-associated morbidity that can impact their life trajectory over the long term[6]

### A Serious and Life-Threatening Disease

- An estimated 26,000 children/young adults are living with *BRAF*-altered pLGGs in the U.S. today [1,2]
- For the majority of patients in the relapsed setting, there is no standard of care and no approved therapies
- Surgery plays a significant role in treatment, but vast majority of patients require systemic therapy [3,4]
- ~70% of pLGGs have *BRAF* alterations, which means ~60% of pLGGs are *BRAF* fusions and ~10% are *BRAF* V600E mutations[5]

### Disease Symptoms[7]

**Cerebral gliomas:** Seizures, muscle weakness, behavioral changes

**Hypothalamic gliomas:** Endocrine dysfunction and visual deficits

**Optic pathway gliomas:** Decreased vision (acuity and/or fields), bulging or misalignment of eyes



**Cerebellar gliomas:** Impaired balance, coordination or depth perception

**Brain stem gliomas:** Difficulty swallowing or with speech, abnormal breathing

[1] CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis; [2] SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. Estimated prevalence are Day One calculations based on publicly available data. [3] Ostrum QT et al., Neuro Oncol. 2015; 16(Suppl 10):x1-x36; [4] De Blank P. et al., Curr Opin Pediatr. 2019 Feb; 31(1):21-27. [5] Jones DTW et al., Cancer Res. 2008; 68:8673–77. [6] Traunwieser T et al., Neurooncol Adv. 2020; 2:vdaa094. [7] Sievert AJ, Fisher MJ. Pediatric low-grade gliomas. *J Child Neurol.* 2009;24(11):1397-1408. doi:10.1177/0883073809342005.

9

Day One BIOPHARMACEUTICALS

Tumor Response To Tovorafenib (DAY101) in FIREFLY-1 is Well Aligned with pLGG Treatment Goals RANO-HGG Overall Response Rate Clinically meaningful responses observed across all three assessment criteria, 67% ORR by RANO-HGG, 53% ORR by RANO-LGG, 51% ORR by RAPNO-LGG. Clinical Benefit Rate RANO-LGG Responses seen in a heavily-pretreated population, 93% CBR by RANO-HGG, 83% ORR by RANO-LGG, 82% ORR by RAPNO-LGG. Duration of Treatment Median duration of tovorafenib treatment of 15.8 months as of June 5, 2023, with 66% of patients remaining on treatment. RAPNO-LGG Safety Safety and tolerability profile indicating monotherapy tovorafenib to be generally well-tolerated 10 June 5, 2023 data cutoff. CBR, clinical benefit rate; CR, complete response; DOR, duration of response; HGG, high-grade glioma; LGG, low-grade glioma; MR, minor response; ORR, overall response rate; PD, progressive disease; PR, partial response; RANO, Response Assessment in Neuro-Oncology; RAPNO, Response Assessment in Pediatric Neuro-Oncology; SD, stable disease; ORR and CBR for RAPNO-LGG and RANO-LGG included MRs. Maximum change in Maximum change in Maximum change in tumor size (%) tumor size (%) tumor size (%)

# Estimated *BRAF*-Altered pLGG Patient Population In The U.S.


~26,000
Prevalence of Systemically-Treated Patients Under 25[1-5]
~2,000-3,000
Recurrent/Progressive Total Addressable Patient Population per Year[6]
~1,100
Incidence of Treatment-Eligible Frontline Patients[4,5]

The estimated addressable pool of recurrent or progressive pLGG patients is ~2,000-3,000[6] per year at steady state*



[1] Selt F, van Tilburg CM, Bison B, et al. Response to trametinib treatment in progressive pediatric low-grade glioma patients. J Neurooncol. 2020;149(3):499-510. doi:10.1007/s11060-020-03640-3. [2] Ryall S, Tabori U, Hawkins C. Pediatric low-grade glioma in the era of molecular diagnostics. Acta Neuropathol Commun. 2020;8(1):30. doi:10.1186/s40478-020-00902-z. [3] SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017. [4] CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis. [5] US Census. Estimated annual incidence, estimated prevalence, and estimated recurrent/progressive total addressable patient population are Day One calculations based on publicly available data. [6] Source: Internal market research conducted by EpidStrategies, A Division of ToxStrategies, Inc. on behalf of Day One , * The estimated addressable pool of recurrent or progressive pLGG patients is based on progression free survival curves modeled from published literature.

11

Day One BIOPHARMACEUTICALS

* Preparing for a Successful Launch Key Factors Priorities • Communicate strong clinical profile for Drive FIREFLY-1 Trial and Physician tovorafenib without significant disruption to Awareness childhood • Enable patient access through establishing Build momentum with pediatric broad coverage and patient support programs oncologists at the ~200 U.S. Centers of Excellence • Experienced, fully dedicated field sales force (18 U.S. Account Managers) • Positive patient experience, drug profile Enable unrestricted patient access consisting of once-weekly dosing (oral tablet or liquid formulation) * 12 Pending FDA Approval

FIREFLY-2 Pivotal Phase 3 Trial of Tovorafenib (DAY101) in Frontline pLGG 13

# Expansion into Frontline Treatment Represents a Meaningful Expansion Opportunity for Tovorafenib in pLGG

## Disease Overview

- pLGG is the most common brain tumor diagnosed in children
- pLGG can be diagnosed at any age in pediatric patients from infancy to young adults
- Estimated U.S. treatment eligible incidence of ~1,100 annually
- Conventional treatment options are surgery, chemotherapy, radiation or targeted therapy
- High unmet need for an effective therapy for the majority of pLGG patients that is minimally disruptive to their lives

## Phase 3 Trial Summary

- Randomized, global, registrational Phase 3 trial of monotherapy tovorafenib (DAY101) vs SoC chemotherapy
- Eligibility: Patients aged 6 months to <25 years with LGG harboring a RAF alteration and requiring first-line systemic therapy
- Primary endpoint: ORR based on RANO-LGG criteria, assessed by blinded independent central review
- Key secondary endpoints: PFS and DoR by RANO criteria, ORR by RAPNO criteria

~80 sites activated globally

* COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. [1] Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint.

14

FIRELIGHT-1 Phase 1b/2 Trials Evaluating Tovorafenib (DAY101) as a Combination with Pimasertib 15

# Tovorafenib (DAY101) / Pimasertib Combination In Solid Tumors (FIRELIGHT-1)

## Combination with tovorafenib (DAY101) and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors

### Pimasertib Overview

- Pimasertib is an investigational orally-bioavailable, selective, non-competitive MEK1/2 inhibitor in-licensed from Merck KGaA in February 2021
- Nearly three-fold higher CNS penetration than other MEKi inhibitors (trametinib or selumetinib)
- Pimasertib showed monotherapy clinical activity, including an improvement in median PFS versus dacarbazine in NRAS mutant melanoma
- Patient populations targeted in expansion phase will include NRAS mutant melanoma including BRAF-altered tumors of class 1 non-EK, class 2 BRAF alternations and fusion patients

### Phase 1b/2 Trial Summary

- Combination dose escalation, global phase 1b/2 trial, Phase 1b, BOIN (adaptive), n = ~10/cohort, Phase 2, Simon 2-stage, n = ~25/cohort
- Eligibility: Patients aged 12 years and older, dose escalation will be performed in advanced solid tumor patients with any MAPK alteration. Expansion cohorts will focus on indications with a potential path to accelerated approval
- Endpoints: Phase 1b: PK, PD and Safety, MTD/RP2D, Phase 2: Efficacy (ORR, DOR)

**Anticipate recommended Phase 2 dose and schedule in 2H 2024**

* COG or SIOPe-LGG regimen. Abbreviations: CHG, chiasmatic, hypothalamic glioma; DoR, duration of response; LGG, low-grade glioma; ORR, objective response rate; QoL, quality of life; QW, once weekly; SoC, standard of care. [1] Primary endpoint of FIREFLY-2 will be ORR by RANO-LGG (2017) following full approval by FDA on March 16, 2023 of dabrafenib with trametinib in pediatric patients with low-grade glioma with a BRAF V600E mutation who require systemic therapy based on a study with the same primary endpoint.

16

Day One BIOPHARMACEUTICALS

Pillars for Sustainable Growth to Drive Long-Term Success Tovorafenib Launch Pipeline Capital People • Secure FDA approval; • Continue enrollment into • Thoughtful, data-driven • Deeply experienced in PDUFA target action date frontline pLGG trial approach to capital oncology, pediatric, and of April 30, 2024 (FIREFLY-2) driving allocation driving rare disease disciplined investment in development, meaningful expansion • Institute broad coverage clinical development and registration and and growth opportunity to drive patient access pipeline expansion commercialization • Initiate combination • Following approval, cohorts with pimasertib • PRV eligible with establish tovorafenib as in adolescent and adult approval of tovorafenib the standard of care in in relapsed or populations relapsed or progressive progressive pLGG pLGG • Advance early stage VRK1 program to clinical • Cash runway into 2026 development 17

Q&A 18